RETIREMENT LATITUDES® (04/21)
APPLICATION FOR AN INDIVIDUAL VARIABLE AND FIXED ANNUITY
(ICC18 VA775)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
Home Office: Lansing, Michigan
www.jackson.com

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-873-5654
Fax: 800-943-6761
Email: customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable)

Jackson® pre-assigned Contract Number (if applicable)

Primary Owner

- **PLEASE PRINT CLEARLY**
- Please see the Good Order Checklist for additional requirements.
- If U.S. citizenship is not selected, and a Social Security Number with a U.S. address is listed, along with the absence of any other foreign indicator, Jackson National Life Insurance Company® (Jackson) will assume an active U.S. citizenship status.

Type of Ownership:
☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Social Security Number or Tax ID Number

Phone Number (include area code)

U.S. Citizen ☐ Yes ☐ No

Country of Residence

Sex ☐ Male ☐ Female

Date of Birth (mm/dd/yyyy)

Email Address (print clearly)

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable)

Physical Address Line 1 (No P.O. Boxes)

Physical Address Line 2

Physical Address City | State | ZIP

Mailing Address Line 1

Mailing Address Line 2

Mailing Address City | State | ZIP

ICC20 VDA 800 04/21 Page 1 of 14 **V776 04/21**

Page 2 of 14 V776 04/21ICC20 VDA 800 04/21 First Name Middle Name Last Name Relationship to Owner Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Country of Residence First Name Middle Name Last Name Social Security Number Country of Residence Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Date of Birth (mm/dd/yyyy) Contingent Annuitant Joint Annuitant Not Applicable First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Country of Residence Joint Owner Primary Annuitant Joint/Contingent Annuitant Phone Number (include area code) (mm/dd/yyyy)Date of Birth Email Address (print clearly)Date of Birth (mm/dd/yyyy) Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner. Contingent Annuitant must be Annuitant's spouse. Available only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

Beneficiary(ies)

! It is required for Good Order that the Percentage of Death Benefit be **whole numbers** and **must** total 100% for each beneficiary type.
If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

- Please use the Beneficiary Designation Supplement form (X3041) for additional beneficiaries.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (No P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (No P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (No P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

ICC20 VDA 800 04/21 Page 3 of 14 **V776 04/21**

Annuity Type

- The Variable Annuity Automatic Withdrawal Request form (V4370) will be required if a Stretch Annuity Type is elected.

☐ Non-Tax Qualified ☐ IRA - Traditional* ☐ Roth IRA* ☐ SEP ☐ 403(b) TSA

☐ Stretch IRA ☐ Non-Qualified Stretch ☐ Roth Conversion Other: ____

*Tax Contribution Year(s) and Amounts:

Year: ____ $ ____ Year: ____ $ ____

Premium Payment

! External Transfers: The Request for Transfer or Exchange of Assets form (X3783) must be submitted if Jackson is to request the release of funds.

Select method of payment and note approximate amount:

Check Attached $ ____ Check In Transit $ ____ Wire $ ____

Anticipated total amount from internal transfer(s) $ ____

Anticipated total amount from external transfer(s) **to be requested by Jackson** $ ____

Anticipated total amount from external transfer(s) **to be requested by Financial Professional or Owner (Jackson will NOT request funds)** $ ____

- For more than two account transfers, please provide account information on the Letter of Instruction form (X4250) and submit with application.

If Jackson is NOT requesting funds, please provide the following information:

Company releasing funds	Account number	Maturity date	Transfer type	Anticipated transfer amount
			☐ Full ☐ Partial	$
			☐ Full ☐ Partial	$

Statement Regarding Existing Policies or Annuity Contracts

! It is required for Good Order that this entire section be completed. COMPLETE X0512 "REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (**must** be dated on or before the Application Sign Date to be in Good Order).

I (We) certify that with regard to Jackson or any other company:
(Please select one)

☐ I (We) **do not have** existing life insurance policies or annuity contracts. ☐ I (We) **do have** existing life insurance policies or annuity contracts.

Notice to Financial Professional: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Financial Professional and Applicant, with the Application.

Are you replacing or changing an existing life insurance policy or annuity contract? ☐ **Yes** ☐ **No**

ICC20 VDA 800 04/21 Page 4 of 14 **V776 04/21**

Systematic Investment (periodic premium reallocation programs)

- Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section will participate in Automatic Rebalancing.

Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 12.

Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ________ **OR** ☐ Immediately after issue.

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date.

- Other Systematic Investment Options may be available. Please see Systematic Investment form (V5385).

%	Special Dollar Cost Averaging (DCA+) ($15,000 contract minimum)
	6-month (030)
	12-month (032)

If DCA+ allocation is 100%, use the Premium Allocation section below to allocate your Designated Option(s).

If DCA+ allocation is less than 100%, use Systematic Investment Form (V5385) to allocate your Designated Option(s).

If selected, the total number of elections in the Premium Allocation section may not exceed 98.

The 6- or 12-month DCA+ account will earn interest at the rate of the 1-Year Fixed Account Option unless a promotional rate applies.

DCA+ is not available if electing the LifeGuard Freedom Flex® DB Guaranteed Minimum Withdrawal Benefit, the LifeGuard Freedom Accelerator® DB Guaranteed Minimum Withdrawal Benefit or the 5% Roll-Up Guaranteed Minimum Death Benefit on pages 8 and 9.

Premium Allocation

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 99.

Certain broker-dealers may limit the Investment Divisions and/or Fixed Account Options available under the Contract. Please see Client Acknowledgments on page 12.

%	Investment Division
	JNL® Aggressive Growth Allocation (072)
	JNL Conservative Allocation (380)
	JNL Growth Allocation (071)
	JNL iShares Tactical Growth (391)
	JNL iShares Tactical Moderate (389)
	JNL iShares Tactical Moderate Growth (390)
	JNL Moderate Allocation (381)
	JNL Moderate Growth Allocation (070)
	JNL Multi-Manager Alternative (655)
	JNL Multi-Manager Emerging Markets Equity (077)
	JNL Multi-Manager International Small Cap (686)
	JNL Multi-Manager Mid Cap (663)
	JNL Multi-Manager Small Cap Growth (116)

%	Investment Division
	JNL/American Funds® Balanced (150)
	JNL/American Funds Bond Fund of America (711)
	JNL/American Funds Capital Income Builder (685)
	JNL/American Funds Capital World Bond (340)
	JNL/American Funds Global Growth (638)
	JNL/American Funds Global Small Capitalization (341)
	JNL/American Funds Growth (395)
	JNL/American Funds Growth Allocation (358)
	JNL/American Funds Growth-Income (342)
	JNL/American Funds International (343)
	JNL/American Funds Moderate Growth Allocation (357)
	JNL/American Funds New World (344)

%	Investment Division
	JNL/American Funds Washington Mutual Investors (339)
	JNL/AQR Large Cap Defensive Style (699)
	JNL/Baillie Gifford International Growth (375)
	JNL/BlackRock Advantage International (700)
	JNL/BlackRock Global Allocation (345)
	JNL/BlackRock Global Natural Resources (066)
	JNL/BlackRock Large Cap Select Growth (102)
	JNL/Causeway International Value Select (126)
	JNL/ClearBridge Large Cap Growth (364)

PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

ICC20 VDA 800 04/21 Page 5 of 14 **V776 04/21**

Premium Allocation (continued from page 5)

Total number of allocation selections may not exceed 99.

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

	JNL/DFA International Core Equity	(701)
	JNL/DFA U.S. Core Equity	(115)
	JNL/DFA U.S. Small Cap	(612)
	JNL/DoubleLine® Core Fixed Income	(127)
	JNL/DoubleLine® Emerging Markets Fixed Income	(661)
	JNL/DoubleLine® Shiller Enhanced CAPE®	(659)
	JNL/DoubleLine® Total Return	(636)
	JNL/Fidelity Institutional Asset Management® Total Bond	(110)
	JNL/First Sentier Global Infrastructure	(347)
	JNL/Franklin Templeton Global Multisector Bond	(348)
	JNL/Franklin Templeton Growth Allocation	(062)
	JNL/Franklin Templeton Income	(075)
	JNL/Goldman Sachs 4	(292)
	JNL/Goldman Sachs Managed Aggressive Growth	(119)
	JNL/Goldman Sachs Managed Conservative	(227)
	JNL/Goldman Sachs Managed Growth	(118)
	JNL/Goldman Sachs Managed Moderate	(226)
	JNL/Goldman Sachs Managed Moderate Growth	(117)
	JNL/Harris Oakmark Global Equity	(656)
	JNL/Invesco Diversified Dividend	(365)
	JNL/Invesco Global Growth	(173)
	JNL/Invesco International Growth	(113)
	JNL/JPMorgan Global Allocation	(644)
	JNL/JPMorgan Hedged Equity	(688)
	JNL/JPMorgan U.S. Government & Quality Bond	(109)
	JNL/JPMorgan U.S. Value	(064)
	JNL/Loomis Sayles Global Growth	(689)
	JNL/Lord Abbett Short Duration Income	(709)
	JNL/Mellon Bond Index	(133)
	JNL/Mellon Dow℠ Index	(145)
	JNL/Mellon Emerging Markets Index	(349)
	JNL/Mellon Equity Income	(606)
	JNL/Mellon International Index	(129)
	JNL/Mellon MSCI KLD 400 Social Index	(667)
	JNL/Mellon Nasdaq® 100 Index	(222)
	JNL/Mellon S&P 400 MidCap Index	(124)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

ICC20 VDA 800 04/21 Page 6 of 14 **V776 04/21**

Premium Allocation (continued from pages 5 and 6)

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 99.

- Fixed Account Options are not available if electing the LifeGuard Freedom Flex DB Guaranteed Minimum Withdrawal Benefit, the LifeGuard Freedom Accelerator DB Guaranteed Minimum Withdrawal Benefit or the 5% Roll-Up Guaranteed Minimum Death Benefit on pages 8 and 9.

	JNL/Mellon S&P 500 Index	(123)
	JNL/Mellon Small Cap Index	(128)
	JNL/Mellon U.S. Stock Market Index	(668)
	JNL/Mellon World Index	(183)
	JNL/MFS Mid Cap Value	(207)
	JNL/PIMCO Income	(372)
	JNL/PIMCO Real Return	(078)
	JNL/PPM America Floating Rate Income	(346)
	JNL/PPM America High Yield Bond	(136)
	JNL/PPM America Total Return	(662)
	JNL/RAFI ® Multi-Factor U.S. Equity	(703)
	JNL/T. Rowe Price Balanced	(647)
	JNL/T. Rowe Price Capital Appreciation	(637)
	JNL/T. Rowe Price Established Growth	(111)
	JNL/T. Rowe Price Mid-Cap Growth	(112)

	JNL/T. Rowe Price Short-Term Bond	(076)
	JNL/T. Rowe Price U.S. High Yield	(660)
	JNL/T. Rowe Price Value	(149)
	JNL/Vanguard® Growth ETF Allocation	(674)
	JNL/Vanguard Moderate ETF Allocation	(672)
	JNL/Vanguard Moderate Growth ETF Allocation	(673)
	JNL/WMC Balanced	(104)
	JNL/WMC Equity Income	(374)
	JNL/WMC Global Real Estate	(206)
	JNL/WMC Government Money Market	(107)
	JNL/WMC Value	(179)

%	Fixed Account Options	
	1-Year	(041)
	3-Year	(043)
	5-Year	(045)
	7-Year	(047)

NOTE: The Contract permits Jackson, without advance notice (state variations may apply), to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

ICC20 VDA 800 04/21 Page 7 of 14 **V776 04/21**

LIFETIME CHECK℠ BY JACKSON

Add-On Guaranteed Minimum Withdrawal Benefits

May select only **one** For Life GMWB or GMWB. **May not be available in all states and once selected cannot be changed.**

- **Add-On GMWBs: Additional charges will apply. Please see the prospectus for details.**
- Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Acknowledgments on page 12.
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

LifeGuard Freedom Flex® For Life GMWB with Step-Up (Ages 35-80)

! **Must** select **one of each** option: Lifetime Coverage, Bonus, Income Stream, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

Bonus Option: ☐ I ☐ II ☐ III

Income Stream® Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Flex DB [1,6,8] For Life GMWB with Bonus, Step-Up, and Death Benefit (Ages 35-75)

! **Must** select **one of each** option: Income Stream and Step-Up for Good Order.

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Net® For Life GMWB with Bonus, Step-Up, and Earning-Sensitive Withdrawal Amount (Ages 35-80)

! **Must** select **one of each** option: Lifetime Coverage, Income Stream, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Accelerator For Life GMWB with Deferral Credits and Annual Step-Up (Ages 45-80)

! **Must** select **one** Lifetime Coverage Option for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

☐ **LifeGuard Freedom Accelerator DB** [1,6,8] For Life GMWB with Deferral Credits, Annual Step-Up, and Death Benefit (Ages 45-75)

☐ **MarketGuard Stretch®** [7] GMWB (Ages 0-80)

Original Owner's Date of Death (mm/dd/yyyy)

[ ]

[1] May not be selected on Stretch IRAs or Non-Qualified Stretches.
[2] Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your financial professional for availability. Varying charges apply.
[3] For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed.
[4] For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed.
[5] For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
[6] May not be selected in combination with an Add-On Death Benefit on page 9.
[7] May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 9.
[8] Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7.

Add-On Benefits are continued on page 9.

ICC20 VDA 800 04/21 Page 8 of 14 **V776 04/21**

Add-On Death Benefits **May not be available in all states and once selected cannot be changed.**

- If no Add-On Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
- **Add-On Death Benefits: Additional charges will apply. Please see the prospectus for details.**
- Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Acknowledgments on page 12.
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

May select only **one** Death Benefit.

☐ **Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit** [1] (Ages 0-79)

5% Roll-Up Guaranteed Minimum Death Benefit [1,2] (4% if the Owner is age 70 or older on the date of issue) (Ages 0-79)

☐ With Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit

☐ Without Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit

[1] May not be selected on Stretch IRAs, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB, LifeGuard Freedom Accelerator DB or MarketGuard Stretch on page 8.

[2] Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7.

ICC20 VDA 800 04/21 Page 9 of 14 **V776 04/21**

Annuitization/Income Date

Specify Income Date (mm/dd/yyyy)

If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract.

Telephone/Electronic Information Authorization

- This authorization is not extended to Telephone/ Electronic Transaction Authorization.
- If no election is made, Jackson will default to "Telephone and written communication."

If you want to authorize an individual other than your Financial Professional to receive Contract information via telephone and/or in writing, please provide that individual's information here. Select **one** option.

☐ Telephone communication ☐ Written communication ☐ Telephone and written communication

First Name	Middle Name	Last Name

Social Security Number	Date of Birth (mm/dd/yyyy)

Telephone/Electronic Transaction Authorization

- **If no election is made, Jackson will default to "No."**
- This authorization is not extended to the Telephone/ Electronic Information Authorization.

By checking "Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson's administrative procedures.

Do you consent to Telephone/Electronic Transfer Authorization? ☐ **Yes** ☐ **No**

Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us).

ICC20 VDA 800 04/21 Page 10 of 14 **V776 04/21**

Page 11 of 14 V776 04/21ICC20 VDA 800 04/21 Electronic Delivery Authorization Do you consent to electronic delivery of documents? Yes No Statements and transaction confirmations Other Contract-related correspondence ALL DOCUMENTS Contract and prospectus Disclosure documents If no election is made, Jackson will default to " No." Registration at jackson.com is required for electronic delivery of documents. Please provide one email address and print clearly. If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated. Jackson offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. Please read this carefully and in its entirety. If you consent, Jackson will provide documents related to your Contract by e-delivery. Jackson will provide documents via e-delivery as long as it is consistent with applicable state and federal law, delivery preferences are updated, and the Contract is still active. For security purposes, if your jackson.com account is not accessed within 18 months, we may remove your registration and change your delivery method to physical mail. Any document that we send by e-delivery, which complies with applicable law, will have the same force and effect as if that document were sent in a paper form. This consent covers all electronic documents and communications as related to any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents for compliance reasons. When additional document types are available, they will be sent via e-delivery automatically if consent was previously provided. Please note election for electronic tax documents must be completed once you log onto your account on jackson.com. The Company will notify you of the availability of your document(s) by email or attach your document(s) within the email. Jackson will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. Please login to your Contract on jackson.com and access your Client Filing Cabinet to view your document(s) or click the link that will be provided in the email notification in order to view the material. To successfully receive electronic transmissions, your electronic device must have Internet access, an active email account, Adobe Acrobat Reader, and pop-up blockers turned off. Please note some Internet browsers may not function well with jackson.com. If a browser error occurs, use a different Internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free from www.adobe.com. Paper copies of documents may be requested by calling the Service Center, whether or not you consent or revoke your consent for e-delivery, at any time for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Service Center. If you choose to enroll in e-delivery, you consent to the terms outlined above for electronic transmissions. *Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission. My email address is: I (We) will notify the company of any new email address. Check the box(es) next to the types of documents you wish to receive electronically. If electronic delivery is authorized, but no document type is selected, the selection will default to "All Documents."

Notice to Applicant Client Acknowledgments ICC20 VDA 800 04/21 Page 12 of 14 V776 04/21 Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. I (We) hereby represent to the best of my (our) knowledge and belief that I (we) have made an informed decision to purchase this product and, if applicable, have reviewed the differences between this product and my (our) original product. The product fits my (our) investment needs and objectives, liquidity needs, time horizon, risk tolerance and my (our) general financial situation. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial professional. 11. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (we) further authorize Jackson to accept any electronic signature(s) that I (we) may make to this application. 12. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) financial professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers.

Page 13 of 14 V776 04/21ICC20 VDA 800 04/21 Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed U.S. Tax Certifications Check this box if the IRS has notified you that you are subject to backup withholding. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here. Required replacement forms must be signed on or before the application signature date. Under penalties of perjury, I certify that: 1. My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number, 2. I am not subject to backup withholding, 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and 4. I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

Financial Professional Acknowledgments

Complete this certification regarding sales material section only if:

- Your client has other existing policies or annuity contracts

AND

- Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract.

I certify that:

☐ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

☐ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have reviewed all of the client's information, and I believe that my recommendation to purchase this annuity is in line with the client's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said client. I also attest that I have provided the client with all pertinent information about the product, including disclosure of the risks involved, allowing the client to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson product training, I believe this transaction is suitable and in the best interest of the client given the client's financial situation and needs.
3. The Financial Professional's certification regarding sales material has been answered correctly.
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position.
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
7. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election.

- Program Options Note: If no option is indicated, the designated default will be used.

All Financial Professional certifications, licenses and trainings must be completed prior to application execution.

- If Percentage is left blank, all Financial Professionals will receive equal shares.

Financial Professional # 1 Signature | **Date Signed** (mm/dd/yyyy) | **Jackson Assigned ID**

First Name | Middle Name | Last Name

Email Address (print clearly) | Business Phone Number (include area code) | Extension

Program Options ☐ A ☐ B ☐ C

Percentage ____ %

If more than one Financial Professional is participating in a Program Option on this case, please provide the additional Financial Professional names, Jackson Assigned IDs and percentages for each (Financial Professional # 1-4 totaling 100%).

Financial Professional # 2 Name	Jackson Assigned ID	Percentage
		%

Financial Professional # 3 Name	Jackson Assigned ID	Percentage
		%

Financial Professional # 4 Name	Jackson Assigned ID	Percentage
		%

ICC20 VDA 800 04/21 Page 14 of 14 **V776 04/21**